Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         AUL AMERICAN SERIES FUND, INC.

                (Name of Registrant as Specified In Its Charter)

                                      N.A.

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

                                      N.A.

2) Aggregate number of securities to which transaction applies:

                                      N.A.

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                      N.A.

4) Proposed maximum aggregate value of transaction:

                                      N.A.

5) Total fee paid:

                                      N.A.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

                                      N.A.

2) Form, Schedule or Registration Statement No.:

                                      N.A.

3) Filing Party:

                                      N.A.

4) Date Filed:

                                      N.A.

[Cover Page to Schedule 14A amended in Release No. 34-37692 (P. 85,845), effective October 7, 1996, 61 F.R. 49957.]

                         AUL AMERICAN SERIES FUND, INC.
                               ONE AMERICAN SQUARE
                           INDIANAPOLIS, INDIANA 46204


                        NOTICE OF MEETING OF SHAREHOLDERS

                                 AUGUST 4, 1997


To the Shareholders of AUL American Series Fund, Inc.:


     Notice is hereby given that the Meeting of Shareholders of AUL American Series Fund, Inc. (the "Fund"), a Maryland corporation, will be held at 2:30 p.m. (EST) on Monday, August 4, 1997 at One American Square, Indianapolis, Indiana 46282, for the following purposes:

I. To elect five (5) Directors to serve until the next Meeting of Shareholders called for that purpose and until their successors are duly elected and qualified;

II. To consider and vote on ratification of the selection of Coopers & Lybrand LLP as the independent accountants of the Fund for the fiscal year ending December 31, 1997; and

III. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on Friday, May 23, 1997 as the record date for determining shareholders entitled to notice of and to vote at the Meeting, and any adjournment thereof.

     You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting are requested to complete, sign, and return the enclosed proxy promptly. The enclosed proxy is being solicited by the Board of Directors of the Fund.

     PLEASE RESPOND -- YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE FILL IN, SIGN, AND MAIL THE PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT THAT YOU RETURN YOUR PROXY AS SOON AS POSSIBLE TO ASSURE THAT YOUR PROXY WILL BE VOTED.


                       By Order of the Board of Directors

                                  /s/ Richard A. Wacker

                                  By: Richard A. Wacker
                                  Secretary

Indianapolis, Indiana
June 10, 1997

                                 PROXY STATEMENT

                         AUL American Series Fund, Inc.
                               One American Square
                           Indianapolis, Indiana 46204

                    Meeting of Shareholders -- August 4, 1997

                             SOLICITATION OF PROXIES

     This statement is furnished in connection with the solicitation of proxies by the Board of Directors of AUL American Series Fund, Inc. (the "Fund"), a Maryland corporation, for use at a Meeting of Shareholders of the Fund to be held at 2:30 p.m. (EST) on Monday, August 4, 1997 at One American Square, Indianapolis, Indiana 46282, and any adjournment thereof.

     The date of the first mailing of this Proxy Statement was on or about June 15, 1997. Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted for the election of the nominees for Director and in favor of the proposals set forth in the attached Notice of Meeting. A proxy may be revoked at any time prior to its exercise by written notice, by execution of a subsequent proxy, or by voting in person by attending the Meeting.

     The shares of the Portfolios of the Fund are sold to one or more separate accounts of American United Life Insurance Company(R) ("AUL") to serve as the investment medium for variable annuity contracts issued by AUL (the "Contracts"). Although AUL is the legal owner of the shares of the Portfolios of the Fund, in accordance with its view of applicable law, AUL will request voting instructions from persons having the voting interest under a Contract and will exercise the voting rights attributable to the shares of the each Portfolio of the Fund in proportion to the voting instructions received. As of the close of business on the record date, AUL, Dean Investment Associates, AUL American Unit Trust, and AUL American Individual Unit Trust, registered separate accounts of AUL, as well as Group Retirement Annuity Separate Account II, an unregistered separate account of AUL, were the sole shareholders of the Fund, although other separate accounts of AUL or other affiliated or unaffiliated insurance companies and their separate accounts may become shareholders in the future. AUL is required to vote shares attributable to Contracts or Participant Accounts for which it has not received timely voting instructions in the same proportion as it votes shares attributable to Contracts and Participant Accounts for which it has received voting instructions in a timely manner. AUL will vote the shares that it has purchased directly and holds in its general account in its own discretion. The persons permitted to give instructions for each Portfolio of the Fund and the number of shares for which such instructions may be given for purposes of voting at the Meeting and any adjournment thereof will be determined as of the close of business on Friday, May 23, 1997, the record date for the Meeting of Shareholders.

     In connection with the solicitation of such instructions from persons having the voting interest under a Contract, it is expected that AUL will furnish a copy of this Proxy Statement to persons having the voting interest under a

Contract. The person having the voting interest under a Contract is the Owner or Participant, depending on the type of retirement plan under which the Contract is issued. Generally, a Participant will have a voting interest under a Contract to the extent of the vested portion of his or her Account Value. In the case of a Contract acquired in connection with an Employee Benefit Plan or an Employer Sponsored 403(b) Program, AUL may furnish the Owner with sufficient copies of this Proxy Statement for all Participants under a Contract with any voting interest. Defined terms in this Proxy Statement generally correspond to like terms in the Prospectus for AUL American Unit Trust and the AUL American Individual Unit Trust.

     The following shares of each Portfolio of the Fund, $0.001 par value, were outstanding at the close of business on the record date:

Name of Portfolio                                  Number of Shares
-----------------                                  ----------------

AUL American Equity Portfolio                       3,316,851.849

AUL American Bond Portfolio                         2,800,641.282

AUL American Managed Portfolio                      3,456,889.431

AUL American Money Market Portfolio                46,018,435.720

AUL American Tactical Asset Allocation Portfolio      269,345.411

     As of the record date, the shares owned directly by AUL and held in its general account are as follows: 309,609.005 shares of AUL American Equity Portfolio and 50,017.713 shares of AUL American Tactical Asset Allocation Portfolio.

     Shares of each Portfolio have equal rights and privileges with all other shares of that Portfolio. Shares of each Portfolio entitle their holders to one vote per share, with proportional voting for fractional shares.

     The shares of all Portfolios are voted together on Proposals I and II, with one vote per share of each Portfolio. The vote of a majority of the outstanding shares of the Fund represented at a meeting at which a quorum is present is necessary for the election of Directors (Proposal I) and for the ratification of the selection of independent accountants (Proposal II).

     The costs of the Meeting including the preparation of proxies will be paid by the Fund. The solicitation of proxies will be by mail.

     The Annual Report for the Fund for the fiscal year ended December 31, 1996, including financial statements, either has been mailed to all persons who are shareholders of record on the record date for the Meeting or, if not previously mailed, accompanies this Proxy Statement. The Annual Report is not incorporated herein. If a copy of the Annual Report is not included in this Proxy Statement and has not been previously received, the Fund will provide a copy of the Annual Report upon request and without charge by calling (317) 263-1877 or by writing to AUL at P.O. Box 368, Indianapolis, Indiana 46206.

     As a general matter, the Fund does not hold regular annual or other meetings of Shareholders. Any Shareholder who wishes to submit proposals to be considered at a future meeting of Fund Shareholders should send the proposals to the Fund at P.O. Box 368, Indianapolis, Indiana 46206, so as to be received a reasonable time before a proxy solicitation for the next meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the proxy materials. Inclusion of such proposals is subject to limitations under federal securities laws.

I. ELECTION OF DIRECTORS

     The Fund is not required to hold an annual meeting of shareholders for the election of Directors. However, in accordance with the Fund's Articles of Incorporation and Bylaws, as well as applicable federal securities laws, the Fund is required to call a Meeting of Shareholders whenever less than a majority of the Directors of the Fund have been elected by the Participants and to fill vacancies if, immediately after the appointment of a Director by the Board of Directors to fill a vacancy, less than 2/3 of the Directors then holding office have been elected by the Shareholders. Therefore, an election of Directors is being held at this meeting to fill vacancies caused by resignations of two Directors. Mr. Leonard Schutt resigned from the Board of Directors, effective March 1, 1997 and Dr. H. Raymond Swenson resigned from the Board of Directors effective March 1, 1996.

     The Board currently consists of 4 Directors: Dr. Ronald D. Anderson, Dr. Leslie Lenkowsky, James W. Murphy, and James P. Shanahan. Dr. Anderson, Mr. Murphy and Mr. Shanahan were elected to the Board of Directors at the Annual Meeting of the Shareholders held on May 10, 1991. All three of these individuals are submitted for re-election to the Board. Dr. Lenkowsky was appointed to the Board on March 6, 1996 to fill the vacancy created by the resignation of Dr. H. Raymond Swenson. Dr. Swenson was not an "interested person" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") and, similarly, Dr. Lenkowsky is not an interested person as defined by the 1940 Act. Dr. Lenkowsky is being submitted as a new nominee for election by Shareholders. The other new nominee, Mr. R. Stephen Radcliffe, is being submitted as a nominee to fill the vacancy on the Board created by the resignation of Mr. Leonard Schutt from the Board of Directors, effective March 1, 1997. Mr. Schutt was an interested person as defined by the 1940 Act and his replacement, Mr. Radcliffe, would also be considered an interested person as defined by the 1940 Act. As an interested person, Mr. Radcliffe will receive no compensation from the Fund as a Director. Mr. Radcliffe would become a member of the Board of Directors on the day following his election, if he is so elected to the Board by the Shareholders. Each nominee has consented to serve as a Director if elected; however, should any nominee become unavailable to accept election, an event not now anticipated, the persons named in the proxy will vote at their discretion for another person or persons who may be nominated as a Director.

     Unless otherwise instructed by a shareholder, the persons named in the accompanying form of proxy intend to vote at the Meeting for the election of the five nominees named below as Directors of the Fund to serve until the next such Meeting of Shareholders and until their successors are elected and qualified. If a proxy card is properly executed but unmarked, it will be voted in favor of all the nominees.

     The following table sets forth the names of the nominees and certain additional information. Unless otherwise indicated, each individual's business address is One American Square, Indianapolis, Indiana 46282.


                                             Principal Occupation
                               Director      During the Past Five
Name and Position               Since        Years and Age in 1997
-----------------               -----        ---------------------

James W. Murphy,* Chairman      1990         Senior Vice President,
  of the Board and President                   Corporate Finance, AUL,
                                               Age 61

James P. Shanahan,*             1990         Senior Vice President,
 Director, Vice President                      Pension Operations, AUL,
 and Treasurer                                 Age 64

Dr. Ronald D. Anderson,         1990         Professor, School of
 Director                                      Business, Indiana
 Indiana University,                           University, Indianapolis,
 Indianapolis                                  IN
 801 West Michigan St.,                        Age 58
 Indianapolis, IN

Dr. Leslie Lenkowsky,           1996         President, Hudson Institute,
 Director                                      8/90 to present;
 Hudson Institute                              Indianapolis, IN
 5395 Emerson Way                              Age 51
 Indianapolis, IN 46226

R. Stephen Radcliffe*            N.A.        Director and Executive Vice
 proposed nominee                              President, AUL, 8/94 to present;
                                               Sr. V.P., Chief Actuary, AUL,
                                               5/83 - 8/94;
                                               Age 52


     *Because of their current positions with AUL as set forth above, Mr. Murphy, and Mr. Shanahan are "interested persons" of the Fund and AUL, as defined in the Investment Company Act of 1940. Mr. Radcliffe, if elected by the Shareholders to a position on the Board of Directors, would also be an interested person, as defined in the Investment Company Act of 1940.

     Richard A. Wacker serves as Secretary of the Fund and has held that office from March 7, 1990 to the present. Mr. Wacker also serves as Associate General Counsel of AUL.

     None of the Directors or Executive Officers of the Fund directly own shares of the Fund. In addition, none of the Directors or Executive Officers own or participate in any Contracts for which the Fund serves as the investment medium.

     During the Fund's fiscal year ended December 31, 1996, the Board of Directors held four meetings. Except for Mr. Shanahan, who attended two of the meetings, all of the other current

Directors  attended  all  four  meetings.   The  Fund  has  no  standing  audit,
compensation or nominating committees.

     During the calendar year ended December 31, 1996, the Fund paid to all Directors who are not "interested persons" of the Fund fees aggregating $17,560. For calendar year 1997, the Fund shall pay each such Director $4,500 per year, plus $450.00 for each Board of Directors meeting attended and shall reimburse each such Director for any expenses incurred in attending such meetings or otherwise in carrying out his responsibilities as a Director of the Fund. AUL pays all salaries, fees, and expenses of any Officer or Director of the Fund who is an officer, director, or employee of AUL.

     The Board of Directors recommends that Shareholders vote in favor of the election of the five nominees as Directors of the Fund.

II.      RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting of the Board of Directors held on January 30, 1991, the Directors, including those who are not interested persons of the Fund, selected Coopers & Lybrand LLP to act as independent certified public accountants for the Fund for the Fund's fiscal year ending December 31, 1991. This selection was subsequently ratified by the Shareholders of the Fund at the Annual Meeting of the Shareholders held on May 10, 1991, and Coopers and Lybrand LLP has acted as the Fund's independent certified public accountant since such Shareholder ratification. Maryland law provides that at each Annual Meeting of Shareholders, the issue of ratification of the independent certified public accountant shall be presented to the Shareholders for their approval and ratification. Coopers & Lybrand LLP were selected as the independent certified public accountants for the Fund for the year ending December 31, 1997 at the Board of Directors meeting held on March 27, 1997, subject to ratification of the Shareholders of the Fund at the Shareholder Meeting to be held on August 4, 1997. Coopers & Lybrand LLP have advised the Fund that they have no direct financial or material indirect financial interest in the Fund.

     In connection with its audit services, Coopers & Lybrand LLP will examine and certify financial statements for the Fund and may provide assistance and consultation in connection with filings with the Securities and Exchange Commission (the "SEC"). The Fund's financial statements for the fiscal year ended December 31, 1996, were examined by Coopers & Lybrand LLP. A representative of Coopers & Lybrand LLP will not be present at the Meeting.

     An affirmative vote of a majority of the shares of the Fund represented at the Meeting (shares of the Fund's five Portfolios voting as a single class) is required to ratify this appointment.

     The Board of Directors recommends that shareholders vote in favor of ratifying the selection of Coopers & Lybrand LLP as independent public accountants for the Fund for the year ending December 31, 1997.

III.     OTHER MATTERS

     The Directors know of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.

INFORMATION ABOUT AUL

     AUL conducts a conventional life insurance, health insurance, reinsurance, and annuity business, and manages pension and other accounts. At December 31, 1996, AUL had admitted assets of $7,852,292,848 and had a policyowners' surplus of $572,825,650. AUL is registered with the SEC as an investment adviser. Such registration does not involve supervision by the SEC over investment advice.

     The Board of Directors of AUL is elected by its policyowners. As a mutual insurance company, AUL has no shareholders, and therefore no one individual controls as much as 10% of AUL.

     AUL serves as the investment adviser of the Fund pursuant to an Investment Advisory Agreement ("Agreement") between AUL and the Fund. For further information regarding the Agreement, the investment management services provided by AUL, portfolio brokerage and portfolio transactions, please refer to the Prospectus and Statement of Additional Information for the AUL American Unit Trust or the AUL American Individual Unit Trust. To request a copy of the AUL American Unit Trust or the AUL American Individual Unit Trust Prospectus and Statement of Additional Information, please call AUL at (317) 263-1877. Copies may also be obtained by writing AUL at P.O. Box 368, Indianapolis, Indiana 46206 and requesting these documents.

MISCELLANEOUS -- 5% OWNERS

     There are no Participants or Contract Owners who are entitled to give voting instructions with respect to 5% or more of the shares of the Fund.

EXECUTIVE OFFICERS OF THE FUND

     The executive officers of the Fund, their ages, business affiliations and principal occupations during the past five years are shown below.


NAME, AGE AND                                             BUSINESS AFFILIATIONS
POSITION WITH                     POSITION                AND
THE FUND                          WITH AUL                PRINCIPAL OCCUPATIONS
-------------                     --------                ---------------------

James W. Murphy,* Chairman     Senior Vice President,             Same
  of the Board and President    Corporate Finance, 8/69 to
  Age 61                        present


James P. Shanahan,*            Senior Vice President,             Same
  Director, Vice President      Pension Division, 1/83 to
  and Treasurer                 present
  Age 64

Richard A. Wacker,*            Associate General Counsel,         Same
  Secretary                     10/92 to present; Senior
  Age 48                        Counsel, 11/89 to 10/92



YOU ARE URGED TO FILL-IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors

/s/ Richard A. Wacker

By:  Richard A. Wacker
Secretary
June 10, 1997

                              [FRONT OF PROXY CARD]

                            VOTING INSTRUCTION/PROXY

                         AUL AMERICAN SERIES FUND, INC.

                             MEETING OF SHAREHOLDERS
                         August 4, 1997, 2:30 p.m. (EST)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE FUND'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE FOLLOWING PROPOSALS.

     The undersigned Contract Owner or Participant of an AUL American Series Variable Annuity Contract ("Contract") hereby instructs Richard A. Wacker, Secretary to the Board of Directors and American United Life Insurance Company(R) ("AUL") on behalf of the AUL American Unit Trust, the AUL American Individual Unit Trust and the Group Retirement Annuity Separate Account II to vote the Shares of AUL American Series Fund, Inc. (the "Fund") attributable to his or her Contract at the Meeting of Shareholders of the Fund to be held on August 4, 1997 at One American Square, Indianapolis, Indiana, 46282 at 2:30 p.m.
(EST), or at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Notice of Meeting and Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Secretary's or AUL's discretion, upon such other matters as may properly come before the meetings or any adjournment thereof.

Dated: ________________________, 1997

YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, OR IF YOU DO PLAN TO ATTEND, BUT WISH TO VOTE BY PROXY, PLEASE DATE, SIGN AND MAIL THIS VOTING INSTRUCTION/PROXY PROMPTLY.

Signature(s):______________________________

                                 [BACK OF CARD]

THIS VOTING INSTRUCTION/PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER (OR NOT VOTED) AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION/PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR LISTED IN
ITEM 1 AND IN FAVOR OF ITEMS 2 AND 3. IF THIS VOTING INSTRUCTION/PROXY IS NOT RETURNED OR IS NOT RETURNED PROPERLY EXECUTED, SUCH VOTES WILL BE CAST BY AUL IN THE SAME PROPORTION AS THOSE FOR WHICH PROPERLY EXECUTED INSTRUCTIONS HAVE BEEN RECEIVED.

Please vote by filling in the boxes below.

1. To elect the following persons to serve as Directors: Dr. Ronald D. Anderson, Dr. Leslie Lenkowsky, Mr. James W. Murphy, Mr. R. Stephen Radcliffe, and Mr. James P. Shanahan.

[ ] VOTE FOR     [ ] WITHHOLD AUTHORITY
    all nominees.    to vote for all
                     nominees.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee(s) name on the line below.)

________________________________________________________________________________

2. To ratify the selection of Coopers & Lybrand LLP as independent public accountants for the Fund for the fiscal year ending December 31, 1997.

[ ] FOR         [ ] AGAINST                    [ ] ABSTAIN

3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

[ ] FOR         [ ] AGAINST                    [ ] ABSTAIN